EXHIBIT n.2

           FIRST AMENDMENT TO THE 2004 AMENDED AND RESTATED RULE 18F-3
                          MULTI-CLASS DISTRIBUTION PLAN


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                               PHOENIX FUNDS
                                    And
                           PHOENIX PARTNERS FUNDS
                               (the "Funds")

                        FIRST AMENDMENT TO THE 2004
              AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                 under the
                       INVESTMENT COMPANY ACT OF 1940


That certain 2004 Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Trustees of the Funds on August 17, 2004, is hereby amended as follows:

     The Board of Trustees has granted authority for the addition of two new funds:

         Phoenix Global Utilities Fund
         Phoenix Mid-Cap Value Fund

     Accordingly, Schedule A is amended as attached hereto.

This Amendment was approved by the Board of Trustees at a meeting held on August 17, 2004.

                                                 /s/ Matthew A. Swendiman
                                                 -------------------------
                                                 Matthew A. Swendiman
                                                 Assistant Secretary


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                                                    SCHEDULE A
                                              (as of August 17, 2004)

                                                               Class A     Class B     Class C     Class T      Class X     Class Y
                                                               -------     -------     --------    -------      -------     -------
Phoenix Equity Trust
   Phoenix-Aberdeen Worldwide Opportunities Fund                   X           X           X
   Phoenix Mid-Cap Value Fund                                      X                       X

Phoenix Equity Series Fund:
   Phoenix-Oakhurst Growth & Income Fund                           X           X           X

Phoenix-Goodwin California Tax-Exempt Bond Fund                    X           X

Phoenix Institutional Mutual Funds
   Phoenix Institutional Bond Fund                                                                                  X           X

Phoenix Investment Trust 97:
   Phoenix Small Cap Value Fund                                    X           X           X
   Phoenix-Oakhurst Value Equity Fund                              X           X           X

Phoenix-Kayne Funds
   Phoenix-Kayne California Intermediate
      Tax-Free Bond Fund                                                                                            X
   Phoenix-Kayne Intermediate Total Return Bond Fund                                                                X
   Phoenix-Kayne International Fund                                X           X           X                        X
   Phoenix-Kayne Rising Dividends Fund                             X           X           X                        X
   Phoenix-Kayne Small-Mid Cap Fund                                X           X           X                        X

Phoenix Multi-Portfolio Fund:
   Phoenix-Aberdeen International Fund                             X           X           X
   Phoenix-Duff & Phelps Real Estate Securities Fund               X           X           X
   Phoenix-Goodwin Emerging Markets Bond Fund                      X           X           X
   Phoenix-Goodwin Tax-Exempt Bond Fund                            X           X

Phoenix Multi-Series Trust
   Phoenix-Goodwin Multi-Sector Fixed Income Fund                  X           X           X
   Phoenix Goodwin Multi-Sector Short Term Bond Fund               X           X           X          X             X

Phoenix-Oakhurst Income & Growth Fund
   Phoenix-Oakhurst Income & Growth Fund                           X           X           X
   Phoenix Global Utilities Fund                                   X                       X

Phoenix-Oakhurst Strategic Allocation Fund                         X           X           X

Phoenix Partner Select Funds
   Wealth Builder Fund                                             X                       X
   Wealth Guardian Fund                                            X                       X

Phoenix Portfolios
   Phoenix Market Neutral Fund                                     X           X           X
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                                              SCHEDULE A (continued)
                                              (as of August 17, 2004)

                                                               Class A     Class B     Class C     Class T      Class X     Class Y
                                                               -------     -------     --------    -------      -------     -------
Phoenix Seneca Funds
   Phoenix-Seneca Bond Fund                                        X           X           X                        X
   Phoenix-Seneca Mid-Cap "Edge" Fund                              X           X           X                        X
   Phoenix-Seneca Equity Income Fund                               X           X           X                        X

Phoenix Series Fund:
   Phoenix-Duff & Phelps Core Bond Fund                            X           X           X
   Phoenix-Engemann Aggressive Growth Fund                         X           X           X
   Phoenix-Engemann Capital Growth Fund                            X           X
   Phoenix-Goodwin High Yield Fund                                 X           X           X
   Phoenix-Goodwin Money Market Fund                               X
   Phoenix-Oakhurst Balanced Fund                                  X           X

Phoenix Strategic Equity Series Fund:
   Phoenix-Seneca Growth Fund                                      X           X           X                        X
   Phoenix-Seneca Strategic Theme Fund                             X           X           X
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